As filed with the Securities and Exchange Commission on April 4, 1997


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  March 28, 1997


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.
        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events

     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended March 31, 1997:

      Nuclear update. Florida Progress issued an Investor News report dated March 31, 1997, regarding an update on the Crystal River nuclear unit restart plan. A copy of the Investor News report is being filed herewith as Exhibit 99.(a).

      Legal proceedings. Reference is made to paragraph 2 under Item 3 "Legal Proceedings" in the combined Florida Progress and Florida Power Form 10-K for the year ended December 31, 1996. Florida Progress issued an Investor News report dated April 2, 1997, regarding the Florida Public Service Commission ("FPSC") approval of the settlement agreement between Florida Power and Pasco Cogen, Ltd. A copy of the Investor News report is being filed herewith as
Exhibit 99.(b).

      In addition, the following new case has been filed:

      Crist v. Florida Power Corporation, Circuit Court of the Sixth Judicial Circuit, Pinellas County Florida, Case No. 97-2251-CI-013

      On March 28, 1997, Charlie Crist, a Florida legislator and Republican candidate for the United States Senate, filed a petition to enjoin Florida Power's increase in its fuel adjustment clause charges that was approved by the FPSC in February 1997. Petitioner contended that the FPSC had no basis in the record on which to approve the increase. At a hearing on March 31, 1997, the court refused to grant the injunction, citing a lack of subject matter jurisdiction, but allowed petitioner to amend his petition to attempt to allege a basis for such jurisdiction. Crist has indicated that he intends to continue to press his case against the increase. Florida Power believes that the petition is without merit based upon, among other things, extensive precedent in cases very similar to this petition that established that the FPSC has exclusive jurisdiction over Florida Power's rates.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Corporation Investor News report dated March 31, 1997 regarding an update on the Crystal River

                       Nuclear unit restart plan.

99.(b) Florida Progress Corporation Investor News report dated April 2, 1997 regarding the FPSC approval of the Pasco Cogen settlement.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION


                                              /s/Jeffrey R. Heinicka
                                          By:____________________________
                                              Jeffrey R. Heinicka
                                              Senior Vice President and
                                                Chief Financial Officer
                                                of each Registrant



Date:  April 4, 1997

                               EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99.(a) Florida Progress Corporation Investor News report dated March 31, 1997 regarding an update on the Crystal River

                  Nuclear unit restart plan.

99.(b) Florida Progress Corporation Investor News report dated April 2, 1997 regarding the FPSC approval of the Pasco Cogen settlement.